As filed with the Securities and Exchange Commission on December 31, 1997
                                                                      File Nos.
                                                                       33-41340
                                                                       811-6336

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 10

                                     And/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                  777 MARINERS ISLAND BLVD, SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1) [x] on March 1, 1998 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:

Shares of Beneficial Interest:
Franklin Templeton International Trust
Templeton Pacific Growth Fund - Class I
Templeton Pacific Growth Fund - Class II Templeton Pacific Growth Fund - Advisor Class
Templeton Foreign Smaller Companies Fund - Class I
Templeton Foreign Smaller Companies Fund - Advisor Class

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST

                              CROSS REFERENCE SHEET
                                   FORM N- 1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                                     (Templeton  Pacific  Growth  Fund - Class I
                                and II Templeton  Foreign Smaller Companies Fund
                                - Class I)

N-1A                                             Location in
ITEM NO.     ITEM                                REGISTRATION STATEMENT

1.    Cover Page                                   Cover Page

2.    Synopsis                                     Expense Summary

3.    Condensed Financial                          "Financial Highlights"; "How
      Information                                  does the Fund Measure
                                                   Performance?"

4.    General Description of                       "How is the Fund Organized?";
      Registrant                                   "How does the Fund
                                                   Invest its Assets?"; "What
                                                   are the Risks of Investing
                                                   in the Fund?"

5.    Management of the Fund                       "Who Manages the Fund?"

5A.   Management's Discussion                      Contained in Registrant's
      of Fund Performance                          Annual Report to Shareholders

6.    Capital Stock and Other                      "How is the Fund Organized?";
      Securities                                   "Services to Help You Manage
                                                   Your Account"; "What
                                                   Distributions Might I Receive
                                                   from the Fund?"; "How
                                                   Taxation Affects the Fund and
                                                   its Shareholders"; "What If I
                                                   Have Questions About My
                                                   Account?"

7.    Purchase of Securities Being Offered         "How Do I Buy Shares?"; "May
                                                   I Exchange Shares for Shares
                                                   of Another Fund?";
                                                   "Transaction Procedures and
                                                   Special Requirements";
                                                   "Services to Help You Manage
                                                   Your Account"; "Who Manages
                                                   the Fund?"; "Useful Terms and
                                                   Definitions"

8.    Redemption or Repurchase                     "May I Exchange Shares for
                                                   Shares of Another Fund?";
                                                   "How Do I Sell Shares?";
                                                   "Transaction Procedures and
                                                   Special Requirements";
                                                   "Services to Help You Manage
                                                   Your Account"; "Useful Terms
                                                   and Definitions"

9.    Pending Legal Proceedings                    Not Applicable


                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                 (Templeton Pacific Growth Fund - Advisor Class
            Templeton Foreign Smaller Companies Fund - Advisor Class)

N-1A                                             Location in
ITEM NO.  ITEM                                   REGISTRATION STATEMENT

1.    Cover Page                                 Cover Page

2.    Synopsis                                   Expense Summary

3.    Condensed Financial                        "Financial Highlights"; "How
      Information                                does the Fund Measure
                                                 Performance?"

4.    General Description of                     "How is the Fund
      Registrant                                 Organized?"; "How does the
                                                 Fund Invest its Assets?";
                                                 "What are the Risks of
                                                 Investing in the Fund?"

5.    Management of the Fund                     "Who Manages the Fund?"

5A.   Management's Discussion of                 Contained in Registrant's
      Fund Performance                           Annual Report to
                                                 Shareholders

6.    Capital Stock and Other                    "How is the Fund Organized?";
      Securities                                 "Services to Help You Manage
                                                 Your Account"; "What
                                                 Distributions Might I Receive
                                                 from the Fund?"; "How Taxation
                                                 Affects the Fund and its
                                                 Shareholders"; "What If I Have
                                                 Questions About My Account?"

7.   Purchase of Securities                      "How Do I Buy Shares?"; "May I
     Being Offered                               Exchange Shares for Shares of
                                                 Another Fund?"; "Transaction
                                                 Procedures and Special
                                                 Requirements"; "Services to
                                                 Help You Manage Your Account";
                                                 "Who Manages the Fund?";"Useful
                                                 Terms and Definitions"

8.   Redemption or Repurchase                    "May I Exchange Shares for
                                                 Shares of Another Fund?";
                                                 "How Do I Sell Shares?";
                                                 "Transaction Procedures and
                                                 Special Requirements";
                                                 "Services to Help You Manage
                                                 Your Account"; "Useful Terms
                                                 and Definitions"

9.   Pending Legal Proceedings                   Not Applicable



                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                 (Templeton Pacific Growth Fund - Class I and II
               Templeton Foreign Smaller Companies Fund - Class I)

N-1A                                              Location in
ITEM NO.         ITEM                             REGISTRATION STATEMENT

10.  Cover Page                                   Cover Page

11.  Table of Contents                            Table of Contents

12.  General Information and                      See Prospectus "How is the
     History                                      Trust Organized?"

13.  Investment Objectives and Policies          "How does the Fund Invest its
                                                 Assets?"; "Investment
                                                 Restrictions"

14.  Management of the Fund                      "Officers and Trustees";
                                                 "Investment Management and
                                                 Other Services"

15.  Control Persons and Principal               "Officers and Trustees";
     Holders ofSecurities                        "Investment Management and
                                                 Other Services"; "Miscellaneous
                                                 Information"

16.  Investment Advisory and                     "Investment Management and
     Other Services                              Other Services"; "The Fund's
                                                 Underwriter"

17.  Brokerage Allocation and                    "How does the Fund Purchase
     Other Practices                             Securities for its Portfolio?"

18.  Capital Stock and Other                     Not Applicable
     Securities

19.  Purchase, Redemption and                   "How Do I Buy, Sell and
     Pricing ofSecurities Being Offered         Exchange Shares?"; "How are
                                                Fund Shares Valued?"; "Financial
                                                Statements"

20.  Tax Status                                 "Additional Information on
                                                Distributions and Taxes"

21.  Underwriters                               "The Fund's Underwriter"

22.  Calculation of Performance Data            "How does the Fund Measure
                                                Performance?"

23.  Financial Statements                       "Financial Statements"


                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION
                 (Templeton Pacific Growth Fund - Advisor Class
            Templeton Foreign Smaller Companies Fund - Advisor Class)

N-1A                                             Location in
ITEM NO.            ITEM                         REGISTRATION STATEMENT

10.  Cover Page                                  Cover Page

11.  Table of Contents                           Table of Contents

12.  General Information and                     See Prospectus "How is the
     History                                     Trust Organized?"


13.  Investment Objectives                       "How does the Fund Invest its
     and Policies                                Assets?"; "Investment
                                                 Restrictions"

14.  Management of the Fund                      "Officers and Trustees";
                                                 "Investment Management and
                                                 Other Services"

15.  Control Persons and Principal               "Officers and Trustees";
     Holders of Securities                        "Investment Management and
                                                 Other Services"; "Miscellaneous
                                                 Information"

16.  Investment Advisory and                     "Investment Management and
     Other Services                              Other Services"; "The Fund's
                                                 Underwriter"

17.  Brokerage Allocation and                    "How does the Fund Purchase
     Other Practices                             Securities for its Portfolio?"

18.  Capital Stock and Other Securities          Not Applicable

19.  Purchase, Redemption and                    "How Do I Buy, Sell and
     Pricing of Securities                       Exchange Shares?"; "How are
     Being Offered                               Fund Shares Valued?";
                                                 "Financial Statements"

20.  Tax Status                                  "Additional Information on
                                                 Distributions and Taxes"

21.  Underwriters                                "The Fund's Underwriter"

22.  Calculation of Performance Data             "How does the Fund Measure
                                                 Performance?"

23.  Financial Statements                        "Financial Statements"


 PROSPECTUS & APPLICATION
FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND
TEMPLETON PACIFIC GROWTH FUND
MARCH 1, 1998
INVESTMENT STRATEGY: GLOBAL GROWTH

This prospectus describes Class I of the Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and Class I and Class II shares of the Templeton Pacific Growth Fund (the "Pacific Fund"). Each Fund is a series of Franklin Templeton International Trust (the "Trust"). Each series may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

Each Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Trust has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
March 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How does the Fund Invest its Assets?.....................
What are the Risks of Investing in the Fund?.............
Who Manages the Fund?....................................
How does the Fund Measure Performance?...................
How Taxation Affects the Fund and its Shareholders.......
How is the Trust Organized?.......................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive from the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................

100 Fountain Parkway
P.O. Box 33030
St. Petersburg
FL 33733-8030

1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended October 31, 1997. Pacific Fund Class II expenses are annualized. The Fund's actual expenses may vary.

                                     SMALLER     PACIFIC FUND      PACIFIC FUND
      A. SHAREHOLDER TRANSACTION     COMPANIES   CLASS I           CLASS II
      EXPENSES+                      FUND
    Maximum Sales Charge (as a
    percentage of Offering Price)
                                     5.75%       5.75%             5.75%
      Paid at time of purchase
                                     5.75%++     5.75%++           1.00%+++
      Paid at redemption++++         None        None               0.99%
    Exchange Fee (per transaction)
                                     $5.00*      None              None

B. ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees                 1.00%**       1.00%            1.00%
    Rule 12b-1 Fees                 0.25%***      0.17%***         1.00%***
    Other Expenses                  0.33%         0.46%            0.48%
                                    -----         -----            -----
    Total Fund Operating Expenses
                                    1.58%**       1.63%            2.48%
                                    =======       =====            =====

C.   EXAMPLE

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
    SMALLER COMPANIES FUND
                                  $73****     $105         $139        $235
    PACIFIC FUND -                $73****
    CLASS I                                   $106         $141        $240
    PACIFIC FUND -
    CLASS II                      $45         $86          $141        $289


  For the same Pacific Fund Class II investment, you would pay projected expenses of $35 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.90% and total operating expenses were 1.48%.
***These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


                                                                                Class I
                                                  -----------------------------------------------------------------------
                                                              For the Year Ended October 31,
                                                  -----------------------------------------------------------------------
Smaller Companies Fund                                   1997     1996   1995       1994      1993        1992     1991++
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year                     $14.18  $13.23    $13.83    $12.28    $10.02     $10.07
$10.01
Income from investment operations:
 Net investment income                                    .27     .35       .25       .23       .42        .19
 .06
 Net realized and unrealized gain (loss)                 1.64    1.88      (.08)     1.54      2.25       (.04)    -
                                                  -----------------------------------------------------------------------
 Total from investment operations                        1.91    2.23       .17      1.77      2.67        .15      .06
                                                  -----------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                    (.32)   (.25)     (.19)     (.22)     (.41)      (.20)    -
 Distributions from net realized gains                   (.71)  (1.03)     (.59)     -         -          -        -
                                                  -----------------------------------------------------------------------

Total distributions                                     (1.03)  (1.28)     (.78)     (.22)     (.41)      (.20)    -
                                                  -----------------------------------------------------------------------
Net Asset Value, end of year                           $15.06  $14.18    $13.23    $13.83    $12.28     $10.02   $10.07
                                                  =======================================================================
Total return+                                           14.25%  18.49%     1.75%    14.56%    27.40%      1.46%     .60%
Ratios/Supplemental Data
Net assets, end of year (000's)                      $121,619   $67,967   $50,947  $57,854   $19,217    $6,944
1,286
Ratios to average net assets:
 Expenses                                                1.48%   1.53%     1.63%     1.22%      .50%      .29%
-
 Expenses excluding waiver and payment by affiliates     1.58%   1.53%     1.63%     1.76%     2.27%      2.50%
2.50%**
 Net investment income                                   2.01%   2.50%     1.86%     1.99%     4.22%      2.36%
4.92%**
Portfolio turnover rate                                 33.62%  40.46%     9.12%    21.80%    52.99%      48.78%
-
Average commission rate paid*                            $.0029  $.0026       -         -         -          -
-

                                                                       Class I
                                        --------------------------------------------------------------------------
                                                              Year Ended October 31,
                                        --------------------------------------------------------------------------
Pacific Fund                                  1997      1996      1995     1994     1993     1992      1991++
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year          $14.50    $14.11   $15.40    $14.44   $10.90  $10.07       $10.01
                                        --------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          .14       .12     .15       .21      .19      .14         .06
 Net realized and unrealized gain (loss)      (3.65)     1.41   (1.01)     1.01     3.83      .84          -
                                        --------------------------------------------------------------------------
Total from investment operations              (3.51)     1.53    (.86)     1.22     4.02      .98        .06
                                        --------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          (.11)     (.21)   (.16)     (.20)    (.19)    (.15)        -
 Distributions from net realized gains         -         (.93)   (.27)     (.06)    (.28)    -            -
                                        --------------------------------------------------------------------------
Total distributions                            (.11)    (1.14)   (.43)     (.26)    (.48)    (.15)        -
                                        --------------------------------------------------------------------------
Net Asset Value, end of year                 $10.88    $14.50  $14.11    $15.40   $14.44   $10.90       $10.07
                                        ==========================================================================
Total return+                                (24.42%)   11.27%  (5.54)%    8.46%   38.46%    9.77%        .60%
Ratios/Supplemental Data
Net assets, end of year (000's)              $40,958    $59,740  $50,247   $58,241    $22,619    $ 5,724  $1,165
Ratios to average net assets:
 Expenses                                     1.63%     1.52%    1.72%        1.22%     .50%     .29%     -
 Expenses excluding waiver
  and payment by affiliates                   1.63%     1.52%    1.72%        1.72%     2.31%    2.50%    2.50%**
 Net investment income                         .97%     1.06%    1.04%        1.54%     2.03%    1.80%    5.01%**
Portfolio turnover rate                       24.79%    13.48%  36.21%       9.16%     47.52%    62.96%   -
Average commission rate paid*                  $.0061    $.0092     -           -        -       -        -

                                            Class II
                                        -------------
Pacific Fund                               1997+++
-----------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net Asset Value, beginning of year          $15.10
                                        -------------
Income from investment operations:
 Net investment income                          .05
 Net realized and unrealized loss             (4.31)
                                        -------------
Total from investment operations              (4.26)
                                        -------------
Less distributions:
 Dividends from net investment income          (.03)
                                        -------------
Total distributions                            (.03)
                                        -------------
Net Asset Value, end of year                 $10.81
                                        =============
Total Return+                                (28.28%)
Ratios/Supplemental Data
Net assets, end of year ( 000's)              $2,307
Ratios to average net assets:
 Expenses                                     2.48%**
 Net investment income                          .93%**
Portfolio turnover rate                       24.79%
Average commission rate paid*             $.0061


+Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.
++For the period from September 20, 1991 (effective date) through October 31, 1991.
+++For the period from January 2, 1997 (commencement of sales) through October 31, 1997.
*Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.
**Annualized.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of each Fund is long-term capital growth. This goal is fundamental which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

SMALLER COMPANIES FUND

The Smaller Companies Fund tries to achieve its investment goal by investing primarily in equity securities of smaller companies outside the U.S. SMALLER COMPANIES generally are those with market capitalizations of less than $1 billion.

Under normal market conditions, the Fund expects to invest at least 65% of its total assets in smaller companies (i)located in, or (ii) deriving a significant portion of their revenues from, or (iii) for which the principal securities trading market is in any foreign country, including emerging market countries.

The Fund may invest up to 35% of its total assets in any combination of (i) equity securities of larger capitalized issuers outside the U.S.; or (ii) equity securities of issuers within the U.S. - the Fund presently does not expect to invest more than 5% of its assets in these securities; or (iii) both rated and unrated debt securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities which are rated C or better by Moody's or S&P; or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities. Please see the SAI for more details on the risks associated with lower-rated securities.

PACIFIC FUND

The Pacific Fund tries to achieve its investment goal by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities.

For purposes of the Fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand.
Under normal market conditions, the Fund will invest at least 65% of its total assets in issuers in at least three of these countries.

The Fund may invest up to 35% of its total assets in any combination of (i) securities of issuers domiciled outside the Pacific Rim - these investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim; or (ii) both rated and unrated debt and synthetic convertible securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities when they are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. The Fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds,Yankee bonds and Eurobonds. The Fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The Fund's primary investments are in common stock.

In selecting these equity securities, the Managers do a company-by-company analysis, rather than focusing on a specific industry or economic sector. The Managers concentrate primarily on the market price of a company's securities relative to their view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances.

DEPOSITARY RECEIPTS. The Funds may also invest in American, and Global Depositary Receipts. The Smaller Companies Fund may also invest in European Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The Fund may invest more than 25% of its assets in the securities of issuers of any one country. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund will not invest more than 25% of its total assets in securities of any one foreign government.

Please see the SAI for more details on the types of securities in which the Fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS.
When the Managers believe that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, they may invest the Funds' portfolios in a temporary defensive manner. Under such circumstances, the Funds may invest up to 100% of their assets in high quality money market instruments. These include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. For the Pacific Fund, these securities must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined to be of comparable quality. The Smaller Companies Fund may also invest in non-U.S. currency, short-term instruments denominated in non-U.S. currencies and medium-term (up to five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

REPURCHASE AGREEMENTS.
The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the Fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

CURRENCY TECHNIQUES AND HEDGING.
The Fund may, but with respect to equity securities does not currently intend to, employ certain active currency management techniques. These techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts (`forward contracts"), and currency-related options. The Fund may also enter into options on securities and securities indices, other types of futures contracts and related options. Each of these techniques and transactions is described more fully in the SAI.

SECURITIES LENDING.
To generate additional income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan the Fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

ILLIQUID INVESTMENTS.
The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business for approximately the amount at which the Fund has valued them.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER.
The Fund invests for long-term capital growth and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the Fund's annual portfolio turnover rate generally will be below 100%; although this rate may be higher or lower, in relation to market conditions.

OTHER POLICIES AND RESTRICTIONS.
The Fund has a number of additional investment restrictions that govern its activities. Some of these restrictions may only be changed with shareholder approval and some may be changed by the Board alone. For a list of these restrictions and more information about the Fund's investment policies, including those described above, and their associated risks, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

The policies and restrictions discussed in this prospectus and in the SAI are applied at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK.
There is no assurance that the Fund's investment goal will be met. The Fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

FOREIGN SECURITIES RISK.
The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging
markets.   Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Fund may invest such as
[       ] and [        ] are considered developing or emerging markets.
Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The Funds may invest up to 100% of their total assets in emerging markets. The Smaller Companies Fund may include up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

SMALLER COMPANIES RISK.
The Smaller Companies Fund's investments in smaller company securities involve special risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MARKET, CURRENCY, AND INTEREST RATE RISK.
General market movements in any country where the Fund has investments are likely to affect the value of the securities which the Fund owns in that country and the Fund's share price may also be affected. The Fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the Fund owns, and thus the price of its shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

CREDIT AND ISSUER RISK.
The Fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

DERIVATIVE SECURITIES RISK.
Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indexes. (In contrast to common stock, for example, whose value is dependent upon the operations of the issuer). Option transactions, futures and forward contracts are considered derivative investments. Although the Fund will enter these transactions in order to enhance its performance, their success will depend upon the Managers' ability to predict pertinent market movements.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, Investment Counsel is the sub-advisor of each Fund. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel recommends the optimal equity allocation and provides advice regarding the Fund's investments. Investment Counsel also determines which securities will be purchased, retained or sold and executes these transactions. Investment Counsel's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is:

SMALLER COMPANIES FUND - Simon Rudolph and Peter A. Nori since June 1997.

Simon Rudolph
Vice President of Investment Counsel

Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in Economic History from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley.

Peter A. Nori
Vice President of Investment Counsel

Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in Finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. In 1994, Mr. Nori joined the Templeton organization as a research analyst specializing in small-cap companies and currently is also the portfolio manager of Templeton American Trust, Inc.

PACIFIC FUND - William T. Howard, Jr. since 1993, Mark R. Beveridge since 1994, and Gary Clemons since 1993.

William T. Howard, Jr.
Senior Vice President of Investment Counsel

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining the Franklin Templeton Group in 1993, Mr. Howard was the international portfolio manager for the State of Tennessee Consolidated Retirement System.

Mark R. Beveridge
Senior Vice President of Investment Counsel

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in Finance from the University of Miami. He has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related associations.

Gary Clemons
Senior Vice President of Investment Counsel

Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined the Franklin Templeton Group in 1990.

MANAGEMENT FEES. During the fiscal year ended October 31, 1997, management fees, before any advance waiver, totaled 1.00% of the average daily net assets of the Smaller Companies Fund. Total operating expenses were 1.58%. Under an agreement by Advisers to limit its fees, the Smaller Companies Fund paid management fees totaling 0.90% and operating expenses totaling 1.48%. Advisers may end this arrangement at any time upon notice to the Board. During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.43% of the average daily net assets of the Smaller Companies Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

During the fiscal year ended October 31, 1997, management fees totaling 1.00% of the average daily net assets of the Pacific Fund were paid to Advisers. Total annualized expenses, including fees paid to Advisers, were 1.63% for Class I and 2.48% for Class II. During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.51% of the average daily net assets of the Pacific Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

PORTFOLIO TRANSACTIONS. The Managers try to obtain the best execution on all transactions. If the Managers believe more than one broker or dealer can provide the best execution, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Smaller Companies Fund and Pacific Fund Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by each Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Pacific Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Pacific Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Pacific Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class of the Pacific Fund are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE INTERNAL REVENUE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS.

                                            -----------------------------------------------
The Fund invests your money in the stocks,  HOW DOES THE FUND EARN INCOME AND GAINS?
bonds and other securities that are
described in the section "How does the      The Fund earns dividends and interest (the
Fund Invest its Assets?"  Special tax       Fund's "income") on its investments.  When
rules may apply in determining the income   the Fund sells a security for a price that is
and gains that the Fund earns on its        higher than it paid, it has a gain.  When the
investments.  These rules may, in turn,     Fund sells a security for a price that is
affect the amount of distributions that     lower than it paid, it has a loss.  If the
the Fund pays to you.  These special tax    Fund has held the security for more than one
rules are discussed in the SAI.             year, the gain or loss will be a long-term
                                            capital gain or loss.  If the Fund has held
TAXATION OF THE FUND.  As a regulated       the security for one year or less, the gain
investment company, the Fund generally      or loss will be a short-term capital gain or
pays no federal income tax on the income    loss.  The Fund's gains and losses are netted
and gains that it distributes to you.       together, and, if the Fund has a net gain
                                            (the Fund's "gains"), that gain will
                                            generally be distributed to you.
                                            -----------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you, but, depending upon the amount of the Fund's assets that are invested in foreign securities, may be passed through to you as a foreign tax credit on your income tax return. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.


TAXATION OF SHAREHOLDERS.

                                            -----------------------------------------------
DISTRIBUTIONS.  Distributions from the      WHAT IS A DISTRIBUTION?
Fund, whether you receive them in cash or
in additional shares, are generally         As a shareholder, you will receive your share
subject to income tax.  The Fund will send  of the Fund's income and gains on its
you a statement in January of the current   investments in stocks, bonds and other
year that reflects the amount of ordinary   securities.  The Fund's income and short term
dividends, capital gain distributions and   capital gains are paid to you as ordinary
non-taxable distributions you received      dividends.  The Fund's long-term capital
from the Fund in the prior year.  This      gains are paid to you as capital gain
statement will include distributions        distributions.  If the Fund pays you an
declared in December and paid to you in     amount in excess of its income and gains,
January of the current year, but which are  this excess will generally be treated as a
taxable as if paid on December 31 of the    non-taxable distribution.  These amounts,
prior year.  The IRS requires you to        taken together, are what we call the Fund's
report these amounts on your income tax     distributions to you.
return for the prior year.  The Fund's
statement for the prior year will tell you
how much of your capital gain distribution
represents 28% rate gain property.  The
remainder of the capital gain distribution
represents 20% rate gain, subject to
certain holding period and debt financing
restrictions.
                                            -----------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED   DEDUCTION.   Corporate  investors  may  be  entitled  to  a
dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.


                                            -----------------------------------------------
REDEMPTIONS AND EXCHANGES.  If you redeem   WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in the Fund for shares in another Franklin  A redemption is a sale by you to the Fund of
Templeton Fund, you will generally have a   some or all of your shares in the Fund.  The
gain or loss that the IRS requires you to   price per share you receive when you redeem
report on your income tax return.  If you   Fund shares may be more or less than the
exchange Fund shares held for 90 days or    price at which you purchased those shares.
less and pay no sales charge, or a reduced  An exchange of shares in the Fund for shares sales charge, for the new shares, all or a  of another Franklin Templeton Fund is treated
portion of the sales charge you paid on     as a redemption of Fund shares and then a
the purchase of the shares you exchanged    purchase of shares of the other fund.  When
is not included in their cost for purposes  you redeem or exchange your shares, you will
of computing gain or loss on the            generally have a gain or loss, depending upon
exchange.  If you hold your shares for six  whether the basis in your shares is more or
months or less, any loss you have will be   less than your cost or other basis in the
treated as a long-term capital loss to the  shares.  Call Franklin Templeton Fund
extent of any capital gain distributions    Information at 1-800-342-5236 for a free
received by you from the Fund.  All or a    shareholder Tax Information Handbook if you
portion of any loss on the redemption or    need more information in calculating the gain
exchange of your shares will be disallowed  or loss on the redemption or exchange of your by the IRS if you purchase other shares in  shares.
the Fund within 30 days before or after
your redemption or exchange.

                                         -----------------------------------------------
FOREIGN TAXES. If more than 50% of the      WHAT IS FOREIGN TAX CREDIT?
value of the Fund's assets consist of
foreign securities, the Fund may elect to   A foreign tax credit is a tax credit for the
pass-through to you the amount of foreign   amount of taxes imposed by a foreign country
taxes it paid.  If the Fund makes this      on earnings of the Fund.  When a foreign
election, your year-end statement will      company in which the Fund invests pays a
show more taxable income than was actually  dividend to the Fund, the dividend will
distributed to you.  However, you will be   generally be subject to a withholding tax.
entitled to either deduct your share of     The taxes withheld in foreign countries
such taxes in computing your taxable        create credits that you may use to offset
income or claim a foreign tax credit for    your U.S. federal income tax.
such taxes against your U.S. federal
income tax. Your year-end statement,
showing the amount of deduction or credit
available to you, will be distributed to
you in January along with other
shareholder information records including
your Fund Form 1099-DIV.
                                            -----------------------------------------------

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.


                                            -----------------------------------------------
BACKUP WITHHOLDING.  When you open an       WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you
provide your taxpayer identification        Backup Withholding occurs when the Fund is
number ("TIN"), certify that it is          required to withhold and pay over to the IRS
correct, and certify that you are not       31% of your distributions and redemption
subject to backup withholding under IRS     proceeds.  You can avoid backup withholding
rules.  If you fail to provide a correct    by providing the Fund with your TIN, and by
TIN or the proper tax certifications, the   completing the tax certifications on your
Fund is required to withhold 31% of all     account application that you were asked to
the distributions (including ordinary       sign when you opened your account.  However,
dividends and capital gain distributions),  if the IRS instructs the Fund to begin backup
and redemption proceeds paid to you.  The   withholding, it is required to do so even if
Fund is also required to begin backup       you provided the Fund with your TIN and these
withholding on your account if the IRS      tax certifications, and backup withholding
instructs the Fund to do so.  The Fund      will remain in place until the Fund is
reserves the right not to open your         instructed by the IRS that it is no longer
account, or, alternatively, to redeem your  required.
shares at the current net asset value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the Fund to begin backup
withholding on your account.
                                            -----------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD ARE ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK BY CONTACTING OUR FUND INFORMATION DEPARTMENT TOLL-FREE AT 1-800-342-5236.

HOW IS THE TRUST ORGANIZED?

Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC. Prior to February 1, 1996, the Trust was known as Franklin International Trust. As of January 2, 1997, the Funds began offering new classes of shares designated Templeton Foreign Smaller Companies Fund - Advisor Class, Templeton Pacific Growth Fund - Class II and Templeton Pacific Growth Fund - Advisor Class. All shares outstanding before the offering of Class II and Advisor Class shares have been designated Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of December 24, 1997, Franklin Templeton Trust Company TTEE for ValuSelect Franklin Resources PSP, P.O. Box 2438, Rancho Cordova, CA 95741-2438 owned of record and beneficially more than 25% of the outstanding shares of Pacific Fund's Advisor Class.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE PACIFIC FUND CURRENTLY DOES NOT ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

    o  To open your account:   $100*
    o  To add to your account: $25*

*We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                              Return the application to the Fund with your check made payable to the Fund.

                          For additional investments:

                              Send a check made payable to the Fund. Please include your account number on the check.

--------------------------------------------------------------------------------
BY WIRE                   1.  Call Shareholder Services or, if that number is
                              busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For initial investments you must also return your signed shareholder application to the Fund.

                          IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
o  Higher front-end sales charges       o  Lower front-end sales charges than
   than Class II shares. There are         Class I shares
   several ways to reduce these
   charges, as described below. There
   is no front-end sales charge for
   purchases of $1 million or more.*

o  Contingent Deferred Sales Charge      o Contingent Deferred Sales Charge
   on purchases of $1 million or more      on purchases sold within 18 months
   sold within one year

o  Lower annual expenses than Class      o Higher annual expenses than Class
   II shares                               I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                             TOTAL SALES CHARGE
                             AS A PERCENTAGE OF       AMOUNT PAID TO
                            --------------------       DEALER AS A
AMOUNT OF PURCHASE         OFFERING       NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE           PRICE          INVESTED   OFFERING PRICE
------------------------------------------------------------------------------

CLASS I
Under $50,000                5.75%             6.10%        5.00%
$50,000 but less than        4.50%             4.71%        3.75%
$100,000
$100,000 but less than       3.50%             3.63%        2.80%
$250,000
$250,000 but less than       2.50%             2.56%        2.00%
$500,000
$500,000 but less than       2.00%             2.04%        1.60%
$1,000,000
$1,000,000 or more*          None              None         None

CLASS II
Under $1,000,000*            1.00%             1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

  - IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

  3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

  5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

  1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners, who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.  Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.  Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for the shares you want to exchange

--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

    Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Smaller Companies Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Smaller Companies Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00.

 o Currently, the Pacific Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions. If you would
                          like your redemption proceeds wired to a bank account, your instructions should include:

                          o The name, address and telephone number of the bank where you want the proceeds sent

                          o  Your bank account number

                          o  The Federal Reserve ABA routing number

                          o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                          2. Include any outstanding share certificates for the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                          Telephone requests will be accepted:

                          o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                          o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                          o Unless you are selling shares in a Trust Company retirement plan account

                          o Unless the address on your account was changed by phone within the last 15 days

                          - If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semiannually in June and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution

--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement

--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The Smaller Companies Fund's code number is 191. The code number for the Pacific Fund is 190 for Class I and 290 for Class II.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. Advisers is also located at this address. The Fund, Distributors and Investment Counsel are located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                   (EASTERN TIME)
DEPARTMENT NAME                TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services           1-800/632-2301      8:30 a.m. to 8:00 p.m.
Dealer Services                1-800/524-4040      8:30 a.m. to 8:00 p.m.
Fund Information               1-800/DIAL BEN      8:30 a.m. to 11:00 p.m.
                               (1-800/342-5236)    9:30 a.m. to 5:30 p.m.
                                                   (Saturday)
Retirement Plan Services       1-800/527-2020      8:30 a.m. to 8:00 p.m.
Institutional Services         1-800/321-8563      9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)         1-800/851-0637      8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Pacific Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class" and the Smaller Companies Fund offers two classes of shares designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures and Rule 12b-1 plans, if any.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Depositary Receipts - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MANAGERS - Advisers and Investment Counsel

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



PROSPECTUS & APPLICATION
FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND - ADVISOR CLASS
TEMPLETON PACIFIC GROWTH FUND - ADVISOR CLASS
MARCH 1, 1998
INVESTMENT STRATEGY: GLOBAL GROWTH

This prospectus describes the Advisor Class shares of the Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund"). Each Fund is a series of Franklin Templeton International Trust (the "Trust"). Each series may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Trust currently offers other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Trust has a Statement of Additional Information ("SAI") for its Advisor Class, dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN TEMPLETON INTERNATIONAL TRUST - ADVISOR CLASS
March 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How does the Fund Invest its Assets?.....................
What are the Risks of Investing in the Fund?.............
Who Manages the Fund?....................................
How does the Fund Measure Performance?...................
How Taxation Affects the Fund and its Shareholders.......
How is the Trust Organized?..............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive from the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................

100 Fountain Parkway
P.O. Box 33030
St. Petersburg
FL 33733-8030

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Advisor Class for the fiscal year ended October 31, 1997. The expenses are annualized. The Fund's actual expenses may vary.
                                                      SMALLER
                                                     COMPANIES        PACIFIC
A. SHAREHOLDER TRANSACTION EXPENSES+                    FUND            FUND
      Maximum Sales Charge Imposed on Purchases         None            None
      Exchange Fee (per transaction)                   $5.00*           None

B. ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets)
      Management Fees                                   1.00%**        1.00%
      Rule 12b-1 Fees                                   None            None
      Other Expenses                                    0.36%          0.48%
      Total Fund Operating Expenses                     1.36%**        1.48%

C. EXAMPLE

      Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.
                            1 YEAR    3 YEARS      5 YEARS    10 YEARS
 Smaller Companies Fund       $14       $43          $74        $164
 Pacific Fund                 $15       $47          $81        $177

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.90% and total operating expenses were 1.24%.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering the period shown below appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

                                                     ADVISOR CLASS
SMALLER COMPANIES FUND 1997++ PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the year) Net Asset Value, beginning of year $14.00 Income from investment operations:
 Net investment income                                    .20
 Net realized and unrealized gain                         .98
Total from investment operations                         1.18
Less distributions:
 Dividends from net investment income                    (.09)
                                                         -----
Total distributions                                      (.09)
                                                         -----
Net Asset Value, end of year                           $15.09
                                                        =====
Total return+                                            8.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ( 000's)                         $3,726
Ratio to average net assets:
 Expenses                                                1.24%**
 Expenses excluding waiver and payment by
 affiliates     1.36%**
 Net investment income                                   2.66%**
Portfolio turnover rate                                 33.62%
Average commission rate paid*                            $.0029

                                                     ADVISOR CLASS
PACIFIC FUND                                             1997++
PER SHARE  OPERATING  PERFORMANCE
(for a share  outstanding
throughout the year) Net Asset Value, beginning
of year                                                $15.10
Income from investment operations:
 Net investment income                                    .12
 Net realized and unrealized gain (loss)                (4.30)
Total from investment operations (4.18)
Less distributions:
 Dividends from net investment income                    (.04)
                                                         -----
Total distributions                                      (.04)
                                                         -----
Net Asset Value, end of year                           $10.88
                                                        =====
Total Return+                                          (27.74%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ( 000's)                         $1,357
Ratio to average net assets:
 Expenses                                                1.48%**
 Net investment income                                   1.55%**
Portfolio turnover rate                                 24.79%
Average commission rate paid*                            $.0061

+Total return is not annualized.
++For the period from January 2, 1997 (commencement of sales) through October 31, 1997.
*Relates to purchases and sales of equity securities.
**Annualized.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of each Fund is long-term capital growth. This goal is fundamental which means that it may not be changed without shareholder approval.


WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

SMALLER COMPANIES FUND

The Smaller Companies Fund tries to achieve its investment goal by investing primarily in equity securities of smaller companies outside the U.S. SMALLER COMPANIES generally are those with market capitalizations of less than $1 billion.

Under normal market conditions, the Fund expects to invest at least 65% of its total assets in smaller companies (i)located in, or (ii) deriving a significant portion of their revenues from, or (iii) for which the principal securities trading market is in any foreign country, including emerging market countries.

The Fund may invest up to 35% of its total assets in any combination of (i) equity securities of larger capitalized issuers outside the U.S.; or (ii) equity securities of issuers within the U.S. - the Fund presently does not expect to invest more than 5% of its assets in these securities; or (iii) both rated and unrated debt securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities which are rated C or better by Moody's or S&P; or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities. Please see the SAI for more details on the risks associated with lower-rated securities.

PACIFIC FUND

The Pacific Fund tries to achieve its investment goal by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities.

For purposes of the Fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand. Under normal market conditions, the Fund will invest at least 65% of its total assets in issuers in at least three of these countries.

The Fund may invest up to 35% of its total assets in any combination of (i) securities of issuers domiciled outside the Pacific Rim - these investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim; or (ii) both rated and unrated debt and synthetic convertible securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities when they are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. The Fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds,Yankee bonds and Eurobonds. The Fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities.

EQUITY  SECURITIES  generally  entitle the holder to  participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The Fund's primary investments are in common stock.

In selecting these equity securities, the Managers do a company-by-company analysis, rather than focusing on a specific industry or economic sector. The Managers concentrate primarily on the market price of a company's securities relative to their view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances.

DEPOSITARY  RECEIPTS.  The  Funds  may  also  invest  in  American,  and  Global
Depositary Receipts. The Smaller Companies Fund may also invest in European Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The Fund may invest more than 25% of its assets in the securities of issuers of any one country. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund will not invest more than 25% of its total assets in securities of any one foreign government.

Please see the SAI for more details on the types of securities in which the Fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS.
When the Managers believe that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, they may invest the Funds' portfolios in a temporary defensive manner. Under such circumstances, the Funds may invest up to 100% of their assets in high quality money market instruments. These include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. For the Pacific Fund, these securities must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined to be of comparable quality. The Smaller Companies Fund may also invest in non-U.S. currency, short-term instruments denominated in non-U.S. currencies and medium-term (up to five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

REPURCHASE AGREEMENTS.
The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the Fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

CURRENCY TECHNIQUES AND HEDGING.
The Fund may, but with respect to equity securities does not currently intend to, employ certain active currency management techniques. These techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and currency-related options. The Fund may also enter into options on securities and securities indices, other types of futures contracts and related options. Each of these techniques and transactions is described more fully in the SAI.

SECURITIES LENDING.
To generate additional income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan the Fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

ILLIQUID INVESTMENTS.
The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business for approximately the amount at which the Fund has valued them.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER.
The Fund invests for long-term capital growth and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the Fund's annual portfolio turnover rate generally will be below 100%; although this rate may be higher or lower, in relation to market conditions.

OTHER POLICIES AND RESTRICTIONS.
The Fund has a number of additional investment restrictions that govern its activities. Some of these restrictions may only be changed with shareholder approval and some may be changed by the Board alone. For a list of these restrictions and more information about the Fund's investment policies, including those described above, and their associated risks, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

The policies and restrictions discussed in this prospectus and in the SAI are applied at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK.
There is no assurance that the Fund's investment goal will be met. The Fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

FOREIGN SECURITIES RISK.
The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Fund may invest such as [ ] and [ ] are considered developing or emerging markets. Investments in thes markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The Funds may invest up to 100% of their total assets in emerging markets. The Smaller Companies Fund may include up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

SMALLER COMPANIES RISK.
The Smaller Companies Fund's investments in smaller company securities involve special risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and Should be considered speculative.

MARKET, CURRENCY, AND INTEREST RATE RISK.
General market movements in any country where the Fund has investments are likely to affect the value of the securities which the Fund owns in that country and the Fund's share price may also be affected. The Fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the Fund owns, and thus the price of its shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

CREDIT AND ISSUER RISK.
The Fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

DERIVATIVE SECURITIES RISK.
Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indexes. (In contrast to common stock, for example, whose value is dependent upon the operations of the issuer). Option transactions, futures and forward contracts are considered derivative investments. Although the Fund will enter these transactions in order to enhance its performance, their success will depend upon the Managers' ability to predict pertinent market movements.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, Investment Counsel is the sub-advisor of each Fund. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel recommends the optimal equity allocation and provides advice regarding the Fund's investments. Investment Counsel also determines which securities will be purchased, retained or sold and executes these transactions. Investment Counsel's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is:

SMALLER COMPANIES FUND - Simon Rudolph and Peter A. Nori since June 1997.

Simon Rudolph
Vice President of Investment Counsel

Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in Economic History from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley.

Peter A. Nori
Vice President of Investment Counsel

Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in Finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. In 1994, Mr. Nori joined the Templeton organization as a research analyst specializing in small-cap companies and currently is also the portfolio manager of Templeton American Trust, Inc.

PACIFIC FUND - William T. Howard, Jr. since 1993, Mark R. Beveridge since 1994, and Gary Clemons since 1993.

William T. Howard, Jr.
Senior Vice President of Investment Counsel

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining the Franklin Templeton Group in 1993, Mr. Howard was the international portfolio manager for the State of Tennessee Consolidated Retirement System.

Mark R. Beveridge
Senior Vice President of Investment Counsel

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in Finance from the University of Miami. He has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related associations.

Gary Clemons
Senior Vice President of Investment Counsel

Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined the Franklin Templeton Group in 1990.

MANAGEMENT FEES. During the fiscal year ended October 31, 1997, management fees, before any advance waiver, totaled 1.00% of the average daily net assets of the Smaller Companies Fund. Total operating expenses were 1.36% of the average daily net assets of the Smaller Companies Fund. Under an agreement by Advisers to limit its fees, the Smaller Companies Fund paid management fees totaling 0.90% and annualized operating expenses totaling 1.24%. Advisers may end this arrangement at any time upon notice to the Board. During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.43% of the average daily net assets of the Smaller Companies Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

During the fiscal year ended October 31, 1997, management fees totaling 1.00% of the average daily net assets of the Pacific Fund were paid to Advisers. Total annualized expenses, including fees paid to Advisers, were 1.48%. During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.51% of the average daily net assets of the Pacific Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

PORTFOLIO TRANSACTIONS. The Managers try to obtain the best execution on all transactions. If the Managers believe more than one broker or dealer can provide the best execution, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Advisor Class of the Fund advertises its performance. A commonly used measure of performance is total return.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE INTERNAL REVENUE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS.

                                            -----------------------------------------------
The Fund invests your money in the stocks,  HOW DOES THE FUND EARN INCOME AND GAINS?
bonds and other securities that are
described in the section "How does the      The Fund earns dividends and interest (the
Fund Invest its Assets?"  Special tax       Fund's "income") on its investments.  When
rules may apply in determining the income   the Fund sells a security for a price that is
and gains that the Fund earns on its        higher than it paid, it has a gain.  When the
investments.  These rules may, in turn,     Fund sells a security for a price that is
affect the amount of distributions that     lower than it paid, it has a loss.  If the
the Fund pays to you.  These special tax    Fund has held the security for more than one
rules are discussed in the SAI.             year, the gain or loss will be a long-term
                                            capital gain or loss.  If the Fund has held
TAXATION OF THE FUND.  As a regulated       the security for one year or less, the gain
investment company, the Fund generally      or loss will be a short-term capital gain or
pays no federal income tax on the income    loss.  The Fund's gains and losses are netted
and gains that it distributes to you.       together, and, if the Fund has a net gain
                                            (the Fund's "gains"), that gain will
                                            generally be distributed to you.
                                            -----------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you, but, depending upon the amount of the Fund's assets that are invested in foreign securities, may be passed through to you as a foreign tax credit on your income tax return. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.


TAXATION OF SHAREHOLDERS.

                                            -----------------------------------------------
DISTRIBUTIONS.  Distributions from the      WHAT IS A DISTRIBUTION?
Fund, whether you receive them in cash or
in additional shares, are generally         As a shareholder, you will receive your share
subject to income tax.  The Fund will send  of the Fund's income and gains on its
you a statement in January of the current   investments in stocks, bonds and other
year that reflects the amount of ordinary   securities.  The Fund's income and short term
dividends, capital gain distributions and   capital gains are paid to you as ordinary
non-taxable distributions you received      dividends.  The Fund's long-term capital
from the Fund in the prior year.  This      gains are paid to you as capital gain
statement will include distributions        distributions.  If the Fund pays you an
declared in December and paid to you in     amount in excess of its income and gains,
January of the current year, but which are  this excess will generally be treated as a
taxable as if paid on December 31 of the    non-taxable distribution.  These amounts,
prior year.  The IRS requires you to        taken together, are what we call the Fund's
report these amounts on your income tax     distributions to you.
return for the prior year.  The Fund's
statement for the prior year will tell you
how much of your capital gain distribution
represents 28% rate gain property.  The
remainder of the capital gain distribution
represents 20% rate gain, subject to
certain holding period and debt financing
restrictions.
                                            -----------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED   DEDUCTION.   Corporate  investors  may  be  entitled  to  a
dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.


                                            -----------------------------------------------
REDEMPTIONS AND EXCHANGES.  If you redeem   WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in the Fund for shares in another Franklin  A redemption is a sale by you to the Fund of
Templeton Fund, you will generally have a   some or all of your shares in the Fund.  The
gain or loss that the IRS requires you to   price per share you receive when you redeem
report on your income tax return.  If you   Fund shares may be more or less than the
exchange Fund shares held for 90 days or    price at which you purchased those shares.
less and pay no sales charge, or a reduced  An exchange of shares in the Fund for shares sales charge, for the new shares, all or a  of another Franklin Templeton Fund is treated
portion of the sales charge you paid on     as a redemption of Fund shares and then a
the purchase of the shares you exchanged    purchase of shares of the other fund.  When
is not included in their cost for purposes  you redeem or exchange your shares, you will
of computing gain or loss on the            generally have a gain or loss, depending upon
exchange.  If you hold your shares for six  whether the basis in your shares is more or
months or less, any loss you have will be   less than your cost or other basis in the
treated as a long-term capital loss to the  shares.  Call Franklin Templeton Fund
extent of any capital gain distributions    Information at 1-800-342-5236 for a free
received by you from the Fund.  All or a    shareholder Tax Information Handbook if you
portion of any loss on the redemption or    need more information in calculating the gain
exchange of your shares will be disallowed  or loss on the redemption or exchange of your by the IRS if you purchase other shares in  shares.
the Fund within 30 days before or after
your redemption or exchange.

                                         -----------------------------------------------
FOREIGN TAXES. If more than 50% of the      WHAT IS FOREIGN TAX CREDIT?
value of the Fund's assets consist of
foreign securities, the Fund may elect to   A foreign tax credit is a tax credit for the
pass-through to you the amount of foreign   amount of taxes imposed by a foreign country
taxes it paid.  If the Fund makes this      on earnings of the Fund.  When a foreign
election, your year-end statement will      company in which the Fund invests pays a
show more taxable income than was actually  dividend to the Fund, the dividend will
distributed to you.  However, you will be   generally be subject to a withholding tax.
entitled to either deduct your share of     The taxes withheld in foreign countries
such taxes in computing your taxable        create credits that you may use to offset
income or claim a foreign tax credit for    your U.S. federal income tax.
such taxes against your U.S. federal
income tax. Your year-end statement,
showing the amount of deduction or credit
available to you, will be distributed to
you in January along with other
shareholder information records including
your Fund Form 1099-DIV.
                                            -----------------------------------------------

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.


                                            -----------------------------------------------
BACKUP WITHHOLDING.  When you open an       WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you
provide your taxpayer identification        Backup Withholding occurs when the Fund is
number ("TIN"), certify that it is          required to withhold and pay over to the IRS
correct, and certify that you are not       31% of your distributions and redemption
subject to backup withholding under IRS     proceeds.  You can avoid backup withholding
rules.  If you fail to provide a correct    by providing the Fund with your TIN, and by
TIN or the proper tax certifications, the   completing the tax certifications on your
Fund is required to withhold 31% of all     account application that you were asked to
the distributions (including ordinary       sign when you opened your account.  However,
dividends and capital gain distributions),  if the IRS instructs the Fund to begin backup
and redemption proceeds paid to you.  The   withholding, it is required to do so even if
Fund is also required to begin backup       you provided the Fund with your TIN and these
withholding on your account if the IRS      tax certifications, and backup withholding
instructs the Fund to do so.  The Fund      will remain in place until the Fund is
reserves the right not to open your         instructed by the IRS that it is no longer
account, or, alternatively, to redeem your  required.
shares at the current net asset value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the Fund to begin backup
withholding on your account.


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD ARE ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK BY CONTACTING OUR FUND INFORMATION DEPARTMENT TOLL-FREE AT 1-800-342-5236.

HOW IS THE TRUST ORGANIZED?

Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC. As of January 2, 1997, the Funds began offering new classes of shares designated Templeton Foreign Smaller Companies Fund - Advisor Class, Templeton Pacific Growth Fund - Class II and Templeton Pacific Growth Fund - Advisor Class. All shares outstanding before the offering of Class II and Advisor Class shares have been designated Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of December 24, 1997, Franklin Templeton Trust Company TTEE for ValuSelect Franklin Resources PSP, P.O. Box 2438, Rancho Cordova, CA 95741-2438 owned of record and beneficially more than 25% of the outstanding shares of Pacific Fund's Advisor Class.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE PACIFIC FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

     o  To open your account:   $5,000,000*
     o  To add to your account: $25*
     *We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.

------------------ ------------------------------------------------------------
METHOD             STEPS TO FOLLOW
------------------ ------------------------------------------------------------
BY MAIL            For an initial investment:

                       Return the  application to the Fund
                       with your check made payable to the
                       Fund.

                   For additional investments:

                    Send a check made payable to the Fund.  Please  include your
                    account    number   on   the    check.

                    ------------------------------------------------------------

BY WIRE          1. Call  Shareholder  Services or, if that number is
                    busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                 2. For an initial investment you must also return your signed shareholder application to the Fund.

                    IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

                    ------------------------------------------------------------
                    THROUGH  YOUR  DEALER  Call your  investment  representative
                    ------------------------------------------------------------

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5.   Governments,   municipalities,   and  tax-exempt  entities  that  meet  the
     requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

No minimum initial investment requirement applies to purchases by:

1.   Accounts managed by the Franklin Templeton Group

2.   The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under
     Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

     o   Was formed at least six months ago,

     o   Has a purpose other than buying Fund shares at a discount,

     o   Has more than 10 members,

     o   Can arrange for meetings between our representatives and group members,

     o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

     o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

     o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.

-----------------------------------------------------------------------------
METHOD                             STEPS TO FOLLOW
-----------------------------------------------------------------------------
BY MAIL                            1. Send us signed written instructions
                                   2. Include any outstanding share
                                      certificates for the shares you want to
                                   exchange
---------------------------------- --------------------------------------------
BY PHONE                           Call Shareholder Services

                                   - If you  do  not  want  the  ability  to
                                   exchange   by  phone  to  apply  to  your
                                   account, please let us know.
---------------------------------- --------------------------------------------
THROUGH YOUR DEALER                Call your investment representative
---------------------------------- --------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

      You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o   The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Smaller Companies Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Smaller Companies Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Smaller Companies Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

o   Currently, the Pacific Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

-------------------------------- -----------------------------------------------
METHOD                           STEPS TO FOLLOW
-------------------------------- -----------------------------------------------
BY MAIL                          1. Send us signed written instructions. If you
                                 would like your redemption proceeds wired to a bank account, your instructions should include:

                                 o The name, address and telephone number of the bank where you want the proceeds sent
                                 o  Your bank account number
                                 o  The Federal Reserve ABA routing number
                                 o  If you are using a savings and loan or
                                    credit union, the name of the corresponding bank and the account number

                                 2. Include any outstanding share certificates for the shares you are selling

                                 3. Provide a signature guarantee if required

                                 4. Corporate, partnership and trust accounts
                                 may need to send additional documents. Accounts under court jurisdiction may have other requirements.
 ------------------------------------------------------------------------------
 BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                                 Telephone requests will be accepted:

                                If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy. If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund Unless you are selling shares in a Trust Company retirement plan account Unless the address on your account was changed by phone within the last 15 days

                                If you do not want the ability to redeem by phone to apply to your account, please let us know.

-------------------------------------------------------------------------------
THROUGH YOUR DEALER                    Call your investment representative
-------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semiannually in June and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


--------------------------------------------------------------------------------
TYPE OF ACCOUNT           DOCUMENTS REQUIRED
-------------------------------------------------------------------------------
CORPORATION               Corporate Resolution
-------------------------------------------------------------------------------
PARTNERSHIP               1. The pages from the partnership agreement that
                          identify the general partners, or
                          2. A certification for a partnership agreement
-------------------------------------------------------------------------------
TRUST                     1. The pages from the trust document that identify the
                          trustees, or
                          2. A certification for trust
------------------------------- ------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? - ."

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account; and

o   obtain price information about any Franklin Templeton Fund.

You will need the Fund's code number to use TeleFACTS(R). The Smaller Companies Fund's code number is 691 and the Pacific Fund's code number is 690.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

    Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. Advisers is also located at this address. The Fund, Distributors and Investment Counsel are located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. You may also contact us by phone at one of the numbers listed below.

                                                    HOURS OF OPERATION
                                                    (EASTERN TIME)
DEPARTMENT NAME               TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
Shareholder Services          1-800/632-2301        8:30 a.m. to 8:00 p.m.
Dealer Services               1-800/524-4040        8:30 a.m. to 8:00 p.m.
Fund Information              1-800/DIAL BEN        8:30 a.m. to 11:00 p.m.
                              (1-800/342-5236)      9:30 a.m. to 5:30 p.m.
                                                    (Saturday)
Retirement Plan Services      1-800/527-2020        8:30 a.m. to 8:00 p.m.
Institutional Services        1-800/321-8563        9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)        1-800/851-0637        8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Pacific Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class" and the Smaller Companies Fund offers two classes of shares designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MANAGERS - Advisers and Investment Counsel

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND
TEMPLETON PACIFIC GROWTH FUND
STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 1998
100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?.........................
What are the Risks of Investing in the Fund?.................
Investment Restrictions......................................
Officers and Trustees.........................................
Investment Management
 and Other Services...........................................
How does the Fund Buy
 Securities for its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How are Fund Shares Valued?..................................
Additional Information About
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix..............................................................
 Description of Ratings......................................


--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------


The Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund") are diversified series of the Franklin Templeton International Trust (the "Trust"), an open-end management investment company. The investment goal of each Fund is to seek long-term growth of capital. The Smaller Companies Fund seeks to achieve its goal by investing primarily in equity securities of smaller capitalization companies outside the U.S. The Pacific Fund seeks to achieve its goal by investing at least 65% of its total assets in equity securities that trade on the Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities. References to the "Fund" in this SAI refer to each fund individually, unless the context indicates otherwise.

The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the Pacific Fund's Class I and Class II shares and the Smaller Companies Fund's Class I shares. Each Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"


EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.


FOREIGN INVESTMENTS. The Fund invests in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, that are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.


As noted in the Fund's prospectus, on occasion the Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country that, in the view of the Managers, poses no unique investment risk. Consistent with this policy, the Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, the Fund will not invest more than 25% of its assets in any one industry or securities issued by any foreign government.


CURRENCY TRANSACTIONS. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward contracts") and currency futures contracts and options on these futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the Managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the Managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

The Fund, generally will not enter into a forward contract with a term of greater than one year.

A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.


The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, they may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of these securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.


The Fund may write covered put and call options and buy put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the Fund may buy call options on currency for non-hedging purposes when the Managers anticipate that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund would obligate the Fund to buy specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to buy currency subject to a put at a price that exceeds the currency's market value.

The Fund may terminate its obligations under a call or put option by buying an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options bought by the Fund.

The Fund would normally buy call options in anticipation of an increase in the dollar value of the currency in which securities to be acquired by the Fund are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position.

The Fund would normally buy put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). Buying a put option would entitle the Fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. Buying protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. The Fund will buy and sell foreign currency options traded on U.S. or foreign exchanges or over-the-counter.

The Fund will not enter into forward currency exchange contracts or currency futures contracts or buy or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

OPTIONS ON SECURITIES AND SECURITIES INDICES

WRITING CALL AND PUT OPTIONS ON SECURITIES. The Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. The Fund may write covered call and put options on any securities in which it may invest. The Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by the Fund will be "covered." The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A call option written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian bank.

A put option written by the Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option that wishes to terminate its obligation may effect a closing purchase transaction. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

BUYING PUT OPTIONS. The Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

OPTIONS ON STOCK INDICES. The Fund may buy and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When the Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian bank in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS ON SECURITIES ("OTC OPTIONS"). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its Managers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options as subject to its limitation on illiquid securities. Please see "Illiquid Investments" below.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

FORWARD CONVERSIONS. In a forward conversion, the Fund will buy securities and write call options and buy put options on these securities. All options written by the Fund will be covered. By buying puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by buying put options.

SPREAD AND STRADDLE TRANSACTIONS. The Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in these options transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES TRANSACTIONS

The Fund may buy or sell (i) financial futures contracts such as interest rate futures contracts; (ii) options on interest rate futures contracts; (iii) stock index futures contracts; and (iv) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into these Futures Transactions on domestic exchanges and, to the extent these transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in Futures Transactions for speculation but only as a hedge against changes resulting from market conditions such as changes in interest rates, currency exchange rates, or securities that it intends to buy. The Fund will not enter into any Futures Transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to this change in value.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of this currency and its portfolio securities that are denominated in this currency. The Fund can buy futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in this currency that the Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take this delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange, an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Fund may incur brokerage fees when it buys or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the buying or selling will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right, but not the obligation, for a specified price, to sell or to buy, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Examples of financial futures contracts include interest rate futures contracts and stock index futures contracts.

INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, that depends primarily on prevailing interest rates. The Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. A sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise could have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

HEDGING STRATEGIES WITH FUTURES. Hedging by use of futures contracts seeks to establish with more certainty, than would otherwise be possible, the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.
Similarly, the Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Managers, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Managers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by buying these futures contracts. This would be done, for example, when the Fund anticipates the subsequent buy of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on their strategies for hedging their securities. The need to hedge against these risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

OTHER CONSIDERATIONS. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at a lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed below. The Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations that permit principals of an investment company registered under the 1940 Act to engage in these transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging that the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to buy.

Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities it intends to buy (or the currency will be purchased to protect the Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have bought, or will be in the process of buying, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits the Fund to elect to comply with a different test, under which (i) the Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.


The Fund will engage in transactions in futures contracts and related options only to the extent these transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. Please see "How Taxation Affects the Fund and its Shareholders" in the Prospectus.


The Fund will not buy or sell futures contracts or buy or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to buy securities or currencies, require the Fund to segregate assets to cover these contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Managers may still not result in a successful transaction.

Perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OTHER INVESTMENT POLICIES

CONVERTIBLE SECURITIES. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.


The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.


The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.


Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.


REPURCHASE TRANSACTIONS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by a Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities that are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The Fund will make payment for these securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in these repurchase agreements in excess of the Fund's policy on investments in illiquid securities.

ILLIQUID INVESTMENTS. Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The Board has authorized the Fund to invest in restricted securities where this investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Managers, as the case may be, determine that there is a liquid institutional or other market for these securities, for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The Board reviews any determination by the Managers to treat a restricted security as liquid on a quarterly basis, including the Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?


FOREIGN SECURITIES. Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell these securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for the Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, you should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Notwithstanding the fact that the Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Depositary Receipts (such as American Depositary Receipts and Global Depositary Receipts) may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed above.

DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence, until recently in certain Eastern European countries and Russia, of a capital market structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in Eastern Europe and Russia may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that this expropriation will not occur in the future. In the event of this expropriation, the Smaller Companies Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Smaller Companies Fund's assets invested in this country. To the extent these governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Smaller Companies Fund's cash and securities, the Fund's investment in these countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in these countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation or other factors);
(f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Smaller Companies Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the Russian government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(k) possible difficulty in identifying a purchaser of securities held by the Smaller Companies Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets, as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositaries that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can buy and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by the Managers. Further, this could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose that Fund to potential loss on the investment.

FORWARD TRANSACTIONS. While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in these contracts involve certain other risks. Thus, while the Fund may benefit from these transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any of these transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

OPTIONS AND FUTURES. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both these securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to the Fund's Managers' ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the Fund's Managers are not successful in employing these instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ these strategies. In addition, the Fund will pay commissions and other costs in connection with these investments, that may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.


Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities or foreign currency exposure. The Fund will enter into options or futures positions only if its Managers believe that a liquid secondary market for these options or futures contracts exist.


In the case of OTC options on securities, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when the Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, the Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when a Fund is a buyer of a put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market. The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

HIGH YIELDING, FIXED-INCOME SECURITIES. The Smaller Companies Fund may invest up to 5% of its assets in fixed income securities that are below investment grade or are unrated but deemed by the Managers to be of equivalent quality.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, that react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings that are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Smaller Companies Fund may have unrealized losses on defaulted securities that are reflected in the price of the Smaller Companies Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Smaller Companies Fund's net assets are impacted prior to the default. The Smaller Companies Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery. The Smaller Companies Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Smaller Companies Fund's shareholders even though the Smaller Companies Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Smaller Companies Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Smaller Companies Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Smaller Companies Fund's ability to dispose of particular issues, when necessary, to meet the Smaller Companies Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.

The Smaller Companies Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The Managers will carefully review their credit and other characteristics. The Smaller Companies Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of these securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. The Smaller Companies Fund will rely on the Managers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Managers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the 1933 Act, if as a result more than 10% of their net assets would be invested in such illiquid securities;

 7. Invest in securities for the purpose of exercising management or control of the issuer;

 8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

 9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less
than  three  years  continuous  operation,   including  the  operations  of  any
predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by Advisers or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or


12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or securityholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.


In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without the approval of the Fund's shareholders) not to issue senior securities except to the extent that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, pledging, mortgaging or hypothecating the Fund's assets as security for loans, entering into repurchase transactions, engaging in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as the Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Funds.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE
                                                      YEARS

Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (59)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 57 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 17 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are not currently paid fees. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF
                                            TOTAL FEES       BOARDS IN THE
                                         RECEIVED FROM THE   FRANKLIN TEMPLETON
                                        FRANKLIN TEMPLETON   GROUP OF FUNDS ON
NAME                                      GROUP OF FUNDS*    WHICH EACH SERVES**
--------------------------------------------------------------------------------
Frank H. Abbott, III.....................        $[]                 28
Harris J. Ashton.........................         []                 52
S. Joseph Fortunato......................         []                 54
David W. Garbellano***...................         []                 n/a
Frank W.T. LaHaye........................         []                 27
Gordon S. Macklin........................         []                 51

*For the calendar year ended December 31, 1997.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 172 U.S. based funds or series.
***Deceased, September 27, 1997.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 9, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 131 shares of the Pacific Fund - Class I, 158 shares of Smaller Companies Fund - Class I, 1,190 shares of Smaller Companies Fund - Advisor Class, (or less than 1% of the total outstanding shares of each Fund's Class I shares and the Smaller Companies Fund's Advisor Class), and 3,705 shares of Pacific Fund - Advisor Class (or 4.11% of the outstanding shares of Pacific Fund's Advisor Class). Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGERS AND SERVICES PROVIDED. The Fund's investment manager is Advisers and the sub-advisor is INVESTMENT COUNSEL. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Adviser's activities are subject to the review and supervision of the Board to whom it renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Under an agreement with Advisers, Investment Counsel is the sub-advisor of each Fund. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel recommends the optimal equity allocation and provides advice regarding the Fund's investments. Investment Counsel also determines which securities will be purchased, retained or sold and executes these transactions.

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 1% of the value of net assets up to and including $100,000,000; 0.90% of the value of net assets over $100,000,000 up to and including $250,000,000; 0.80% of the value of the net assets over $250,000,000 up to and including $500,000,000; and 0.75% of the value of net assets over $500,000,000. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays INVESTMENT COUNSEL a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.50% of the value of of the Fund's average daily net assets up to and including $100,000,000; 0.40% of the value of the Fund's average daily net assets over $100,000,000 up to and including $250,000,000; 0.30% of the value of the Fund's average daily net assets over $250,000,000 up to and including $500,000,000; and 0.25% of the value of the Fund's average daily net assets over $500,000,000.

INVESTMENT COUNSEL pays all expenses incurred by it through its activities under the subadvisory agreement with Advisers, other than the cost of securities purchased for the Fund and brokerage commissions in connection with these purchases.

For the fiscal years ended October 31, 1995, 1996 and 1997, management fees for the Pacific Fund totaling $526,350, $623,230 and $571,117, respectively, were paid to Advisers. For the same periods, Advisers paid INVESTMENT COUNSEL sub-advisory fees of $238,685, $332,419 and $291,799.

For the fiscal years ended October 31, 1995 and 1996, management fees for the Smaller Companies Fund totaling $517,232 and $595,387, respectively, were paid to Advisers. For the fiscal year ended October 31, 1997, management fees, before any advance waiver, totaled $958,913 for the Smaller Companies Fund. Under an agreement by Advisers to limit its fees, the Smaller Companies Fund paid management fees totaling $866,624. For the periods ended October 31, 1995, 1996 and 1997 Advisers paid INVESTMENT COUNSEL sub-advisory fees of $222,583, $317,709 and $416,361, respectively.

MANAGEMENT AGREEMENTS. The management and sub-advisory agreements are in effect until April 30, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advisers, or by either Advisers or INVESTMENT COUNSEL on not less than 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or INVESTMENT COUNSEL on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIANS. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Pacific Fund. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Smaller Companies Fund's assets. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

The Managers select brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management and sub-advisory agreements and any directions that the Board may give.

When placing a portfolio transaction, the Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the Managers' overall responsibilities to client accounts over which they exercises investment discretion. The services that brokers may provide to the Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Managers in carrying out their overall responsibilities to their clients.

It is not possible to place a dollar value on the special executions or on the research services the Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Pacific Fund paid brokerage commissions totaling $193,647, $121,723 and $141,188, respectively, and the Smaller Companies Fund paid brokerage commissions totaling $48,199, $132,084 and $372,889, respectively.

As of October 31, 1997, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                           SALES
SIZE OF PURCHASE - U.S. DOLLARS           CHARGE
------------------------------------------------
Under $30,000                             3.0%
$30,000 but less than $50,000             2.5%
$50,000 but less than $100,000            2.0%
$100,000 but less than $200,000           1.5%
$200,000 but less than $400,000           1.0%
$400,000 or more                          0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DISTRIBUTIONS.

1.  DISTRIBUTIONS OF NET INVESTMENT INCOME.

The Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

2.  DISTRIBUTIONS OF CAPITAL GAINS.

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS" gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Funds will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook has been revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3.  CERTAIN DISTRIBUTIONS PAID IN JANUARY.

Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4.  EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS.

Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt instruments are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

5.  INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS.

The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

TAXES.

1.  ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a Fund must meet certain specific requirements, including:

o A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

2.  EXCISE TAX DISTRIBUTION REQUIREMENTS.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3.  REDEMPTION OF FUND SHARES.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by such Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above the "DISTRIBUTIONS" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

4.  DEFERRAL OF BASIS.

All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

5.  U.S. GOVERNMENT OBLIGATIONS.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, each Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6.  DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS.

As a corporate shareholder, you should note that a percentage of the dividends paid by a Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by such Fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by such Fund were debt-financed or held by such Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

7.  INVESTMENT IN COMPLEX SECURITIES.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under
Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by a Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of such Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a Fund of ordinary income and short-term capital gains arising from a Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

8.  INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES.

Each Fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by such Fund.

If a Fund's Section 988 losses exceed such Fund's other net investment company taxable income during a taxable year, such Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustment will be required.

Each Fund is also permitted to engage in certain interest rate and foreign currency swaps. The federal income tax treatment of these investments in unclear in certain respects. The interest income and foreign currency gains realized on such investments, may, in some circumstances, result in the realization of income not qualifying under the 90% income test. To the extent that a Fund invests in interest rate and currency swap transactions, it intends to limit its investments to the extent necessary to comply with the qualifying income requirement.

Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Funds at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by each Fund). If a Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in foreign corporations, it will not be entitled to pass-though to you your pro-rata share of the foreign taxes paid by such Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions.

9.    INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES.

Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, such Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income is share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

10.  CONVERSION TRANSACTIONS.

Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of a Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)   the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

11.   STRIPPED PREFERRED STOCK.

Occasionally, a Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

12. INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS.

Each Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause a Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a Fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a Fund may elect to accrue market discount on a current basis, in which case a Fund will be required to distribute any such accrued discount. If a Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

13.  DEFAULTED OBLIGATIONS.

Each Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Pacific Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1995, 1996 and 1997 were $255,959, $412,861 and $483,600, respectively. After allowances to dealers, Distributors retained $28,742, $46,160 and $64,068 in net underwriting discounts and commissions and received $0, $0 and $600 in connection with redemptions or repurchases of shares for the respective years. For the Smaller Companies Fund's shares, aggregate underwriting commissions for the same fiscal periods were $222,274, $336,526 and $1,059,592, respectively. After allowances to dealers, Distributors retained $25,127, $38,426 and $156,055 in net underwriting discounts and commissions and received $0, $0 and $0 in connection with redemptions or repurchase of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

Smaller Companies Fund and Pacific Fund Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, each Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLAN. Under the Class II plan, the Pacific Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Pacific Fund.

Under the Class II plan, the Pacific Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Class I plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended October 31, 1997, the total amounts paid by the Smaller Companies Fund and by the Pacific Growth Fund pursuant to the Class I and Class II plans were $238,459, $92,093 and $6,054,respectively,which were used for the following purposes:

                                             SMALLER
                                             COMPANIES
                                             FUND         PACIFIC GROWTH FUND
                                             CLASS I      CLASS I      CLASS II
-----------------------------------------------------------------------------
Advertising                                  $  2,884     $ 2,260      $    2
Printing and mailing of prospectuses
  other than to current shareholders           50,469      13,005          16
Payments to underwriters                       14,384       4,627         152
Payments to broker-dealers                    170,722      73,301       5,884

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns the Funds for the indicated periods ended October 31, 1997 were as follows:

      ......                          ONE         FIVE        SINCE
FUND NAME...                                      YEAR        INCEPTION
---------------------------------------------------------------------------
Pacific Fund - Class I              -28.74%      2.38%        3.61%*
Pacific Fund - Class II              N/A         N/A        -29.71%**
Smaller Companies Fund               7.65%      13.64%       11.39%*
:
* Inception 9/20/91
**Inception 1/02/97
These figures were calculated according to the SEC formula:

                                  P(1+T)n = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return the Fund for the indicated periods ended October 31, 1997 were as follows:

                                              ONE-      FIVE-     SINCE
FUND NAME                                     YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Pacific Fund - Class I*                   -28.74%     12.49%      24.18%*
Pacific Fund - Class II**                   N/A        N/A       -29.69**
Smaller Companies Fund*                     7.65%     89.49%      93.39%*

* Inception 9/20/91
**Inception 1/02/97

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING
TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  and  MONEY  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

l) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

n) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o) Salomon Brothers World Government Bond Index - measures capitalization and performance return of foreign bond markets.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the U.S.

r) Financial Times Actuaries Indices, including the FTA - World Index (and components thereof), which is based on stocks in the major world equity markets.

s) Morgan Stanley Capital International Indices, including the EAFE Index (and components thereof), which are based on stocks in major equity markets in Europe, Australia and the Far East.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of December 24, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                       SHARE AMOUNT      PERCENTAGE
--------------------------------------------------------------------------------
PACIFIC FUND - ADVISOR CLASS
-------------------------------------
Franklin Templeton Trust Company
TTEE
for ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438           71,870.555         76.35%
-------------------------------------
Franklin Trust Company TTEE
For the SEP-IRA of
Charles R. Leffler FBO
Charles R. Leffler
1610 W. Ethans Glen Dr.
Palantine, IL 60067-09008                5,499.553          5.84%
-------------------------------------
SMALLER COMPANIES FUND - ADVISOR
CLASS
-------------------------------------
Franklin Templeton Trust Company
TTEE
for ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438           48,736.076         15.21%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any other class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1933 ACT - Securities Act of 1933, as amended

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Pacific Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class" and the Smaller Companies Fund offers two classes of shares designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator.

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MANAGERS - Advisers and INVESTMENT COUNSEL

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the Fund's Class I and Class II shares dated March 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE AND FOREIGN
GOVERNMENT BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics, and in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.









FRANKLIN TEMPLETON INTERNATIONAL TRUST - ADVISOR CLASS
TEMPLETON FOREIGN SMALLER COMPANIES FUND
TEMPLETON PACIFIC GROWTH FUND


STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 1998

100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN


TABLE OF CONTENTS

How does the Fund Invest its Assets?.........................
What are the Risks of Investing in the Fund?.................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How does the Fund Buy
 Securities for its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How are Fund Shares Valued?..................................
Additional Information About
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings.....................................


-----------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------


The Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund") are diversified series of the Franklin Templeton International Trust (the "Trust"), an open-end management investment company. The investment goal of each Fund is to seek long-term growth of capital. The Smaller Companies Fund seeks to achieve its goal by investing primarily in equity securities of smaller capitalization companies outside the U.S. The Pacific Fund seeks to achieve its goal by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities. References to the "Fund" in this SAI refer to each fund individually, unless the context indicates otherwise.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

  O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
    THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

  O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;

  O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"


Equity Securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

Debt Securities. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.


Foreign Investments. The Fund invests in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, that are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

As noted in the Fund's prospectus, on occasion the Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country that, in the view of the Sub-advisor, poses no unique investment risk. Consistent with this policy, the Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, the Fund will not invest more than 25% of its assets in any one industry or securities issued by any foreign government.

Currency Transactions. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward contracts") and currency futures contracts and options on these futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the Managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the Managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

The Fund, generally will not enter into a forward contract with a term of greater than one year.

A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of these securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund may write covered put and call options and buy put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the Fund may buy call options on currency for non-hedging purposes when the Managers anticipate that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund would obligate the Fund to buy specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to buy currency subject to a put at a price that exceeds the currency's market value.

The Fund may terminate its obligations under a call or put option by buying an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options bought by the Fund.

The Fund would normally buy call options in anticipation of an increase in the dollar value of the currency in which securities to be acquired by the Fund are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position.

The Fund would normally buy put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). Buying a put option would entitle the Fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. Buying protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. The Fund will buy and sell foreign currency options traded on U.S. or foreign exchanges or over-the-counter.

The Fund will not enter into forward currency exchange contracts or currency futures contracts or buy or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Call and Put Options on Securities. The Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. The Fund may write covered call and put options on any securities in which it may invest. The Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by the Fund will be "covered." The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A call option written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian bank.

A put option written by the Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a closing purchase transaction. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

Buying Put Options. The Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

Buying Call Options. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Options on Stock Indices. The Fund may buy and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When the Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian bank in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Over-the-counter Options on Securities ("OTC options"). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its Managers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options as subject to its limitation on illiquid securities. Please see "Illiquid Investments" below.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

Forward Conversions. In a forward conversion, the Fund will buy securities and write call options and buy put options on these securities. All options written by the Fund will be covered. By buying puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by buying put options.

Spread and Straddle Transactions. The Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in these options transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

Futures Transactions

The Fund may buy or sell (i) financial futures contracts such as interest rate futures contracts; (ii) options on interest rate futures contracts;
(iii) stock index futures contracts; and (iv) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into these Futures Transactions on domestic exchanges and, to the extent these transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in Futures Transactions for speculation but only as a hedge against changes resulting from market conditions such as changes in interest rates, currency exchange rates, or securities that it intends to buy. The Fund will not enter into any Futures Transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to this change in value.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of this currency and its portfolio securities that are denominated in this currency. The Fund can buy futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in this currency that the Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take this delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange, an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Fund may incur brokerage fees when it buys or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the buying or selling will be performed on the settlement date.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right, but not the obligation, for a specified price, to sell or to buy, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Financial Futures Contracts. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Examples of financial futures contracts include interest rate futures contracts and stock index futures contracts.

Interest Rate Futures Contracts. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, that depends primarily on prevailing interest rates. The Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. A sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the Fund from declining as much as it otherwise could have.

Stock Index Futures Contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to buy.

Options on Stock Index Futures Contracts. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish with more certainty, than would otherwise be possible, the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Managers, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances, prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Managers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by buying these futures contracts. This would be done, for example, when the Fund anticipates the subsequent buy of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on their strategies for hedging their securities. The need to hedge against these risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

Other Considerations. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at a lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed below. The Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations that permit principals of an investment company registered under the 1940 Act to engage in these transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging that the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to buy.

Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities it intends to buy (or the currency will be purchased to protect the Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have bought, or will be in the process of buying, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits the Fund to elect to comply with a different test, under which (i) the Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.

The Fund will engage in transactions in futures contracts and related options only to the extent these transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. Please see "How Taxation Affects the Fund and its Shareholders" in the Prospectus.

The Fund will not buy or sell futures contracts or buy or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to buy securities or currencies, require the Fund to segregate assets to cover these contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Managers may still not result in a successful transaction.

Perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Other Investment Policies

Convertible Securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.


The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.


The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.


Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.


Repurchase Transactions. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by a Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities that are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The Fund will make payment for these securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in these repurchase agreements in excess of the Fund's policy on investments in illiquid securities.

Illiquid Investments. Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The Board has authorized the Fund to invest in restricted securities where this investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Managers, as the case may be, determine that there is a liquid institutional or other market for these securities, for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The Board reviews any determination by the Managers to treat a restricted security as liquid on a quarterly basis, including the Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?


Foreign Securities. Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell these securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for the Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, you should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Notwithstanding the fact that the Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Depositary Receipts (such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.


Developing Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence, until recently in certain Eastern European countries and Russia, of a capital market structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in Eastern Europe and Russia may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositaries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that this expropriation will not occur in the future. In the event of this expropriation, the Smaller Companies Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Smaller Companies Fund's assets invested in this country. To the extent these governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Smaller Companies Fund's cash and securities, the Fund's investment in these countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in these countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include:
(a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation or other factors); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Smaller Companies Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the Russian government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(k) possible difficulty in identifying a purchaser of securities held by the Smaller Companies Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets, as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositaries that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can buy and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by the Managers. Further, this could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose that fund to potential loss on the investment.

Forward Transactions. While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in these contracts involve certain other risks. Thus, while the Fund may benefit from these transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any of these transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Options and Futures. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both these securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to the Fund's Managers' ability to predict correctly, movements in the direction of the securities and currency markets generally or of a particular segment. If the Fund's Managers are not successful in employing these instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ these strategies. In addition, the Fund will pay commissions and other costs in connection with these investments, that may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities or foreign currency exposure. The Fund will enter into options or futures positions only if its Sub-advisor believes that a liquid secondary market for these options or futures contracts exist.

In the case of OTC options on securities, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when the Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, the Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when a Fund is a buyer of a put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market. The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

High Yielding, Fixed-Income Securities. The Smaller Companies Fund may invest up to 5% of its assets in fixed income securities that are below investment grade or are unrated but deemed by the Managers to be of equivalent quality.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, that react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB by S&P or Baa by Moody's, ratings that are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Smaller Companies Fund may have unrealized losses on defaulted securities that are reflected in the price of the Smaller Companies Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Smaller Companies Fund's net assets are impacted prior to the default. The Smaller Companies Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery. The Smaller Companies Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Smaller Companies Fund's shareholders even though the Smaller Companies Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Smaller Companies Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Smaller Companies Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Smaller Companies Fund's ability to dispose of particular issues, when necessary, to meet the Smaller Companies Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.

The Smaller Companies Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The Managers will carefully review their credit and other characteristics. The Smaller Companies Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of these securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. The Smaller Companies Fund will rely on the Managers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Managers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the 1933 Act, if as a result more than 10% of their net assets would be invested in such illiquid securities;

 7. Invest in securities for the purpose of exercising management or control of the issuer;

 8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

 9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by Advisers or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or


12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or securityholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.


In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without the approval of the Fund's shareholders) not to issue senior securities except to the extent that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, pledging, mortgaging or hypothecating the Fund's assets as security for loans, entering into repurchase transactions, engaging in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as the Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Funds.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


Officers and Trustees


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           Positions and Offices      Principal Occupation
Name, Age and Address      with the Trust             During the Past Five
                                                      Years

Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (59)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 57 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 17 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are not currently paid fees. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.

                                                                 Number of
                                            Total Fees         Boards in the
                                         Received from the   Franklin Templeton
                                       Franklin Templeton     Group of Funds on
Name                                    Group of Funds*   Which Each Serves**
-----------------------------------------------------------------------------
Frank H. Abbott, III.....................          $              28
Harris J. Ashton.........................                         52
S. Joseph Fortunato......................                         54
David W. Garbellano***...................                         N/A
Frank W.T. LaHaye........................                         27
Gordon S. Macklin........................                         51

*For the calendar year ended December 31, 1997.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 172 U.S. based funds or series. ***Deceased, September 27, 1997.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 9, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 132 shares of the Pacific Fund - Class I, 2,841 shares of Smaller Companies Fund
- Class I, 1,190 shares of Smaller Companies Fund - Advisor Class, (or less than 1% of the total outstanding shares of each Fund's Class I shares and the Smaller Companies Fund's Advisor Class), and 3,705 shares of Pacific Fund - Advisor Class (or 4.11% of the total outstanding shares of Pacific Fund's Advisor Class). Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

Investment Management and Other Services

Investment Managers and Services Provided. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom it renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.


Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."


Under an agreement with Advisers, Investment Counsel is the sub-advisor of each Fund. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel recommends the optimal equity allocation and provides advice regarding the Fund's investments. Investment Counsel also determines which securities will be purchased, retained or sold and executes these transactions.

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 1% of the value of net assets up to and including $100,000,000; 0.90% of the value of net assets over $100,000,000 up to and including $250,000,000; 0.80% of the value of the net assets over $250,000,000 up to and including $500,000,000; and 0.75% of the value of net assets over $500,000,000. The fee is computed at the close of business on the last business day of each month. Each class of the Fund's shares pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays Investment Counsel a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.50% of the value of the Fund's average daily net assets up to and including $100,000,000; 0.40% of the value of the Fund's average daily net assets over $100,000,000 up to and including $250,000,000; 0.30% of the value of the Fund's average daily net assets over $250,000,000 up to and including $500,000,000; and 0.25% of the value of the Fund's average daily net assets over $500,000,000.

Investment Counsel pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for the Fund and brokerage commissions in connection with these purchases.

For the fiscal years ended October 31, 1995, 1996 and 1997, management fees for the Pacific Fund totaling $526,350, $623,230 and $571,117, respectively, were paid to Advisers. For the same periods, Advisers paid Investment Counsel sub-advisory fees of $238,685, $332,419 and $284,645, respectively.

For the fiscal years ended October 31, 1995 and 1996, management fees totaling $517,232 and $595,387, respectively, were paid to Advisers. For the fiscal year ended October 31, 1997, management fees, before any advance waiver, totaled $958,913 for the Smaller Companies Fund. Under an agreement by Advisers to limit its fees, the Smaller Companies Fund paid management fees totaling $866,624. For the same periods, Advisers paid Investment Counsel sub-advisory fees of $222,583 $317,709 and $451,416, respectively

Management Agreement. The management and sub-advisory agreements are in effect until April 30, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advisers, or by either Advisers or Investment Counsel on not less than 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or Investment Counsel on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.


Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.


Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Pacific Fund. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Smaller Companies Fund's assets. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.


How does the Fund Buy Securities for its Portfolio?


The Managers select brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management and sub-advisory agreements and any directions that the Board may give.

When placing a portfolio transaction, the Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Managers in carrying out their overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised the Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Pacific Fund paid brokerage commissions totaling $193,647, $121,723 and $141,188, respectively, and the Smaller Companies Fund paid brokerage commissions totaling $48,199, $132,084 and $372,889, respectively.

As of October 31, 1997, the Funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Additional Information on Exchanging Shares

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?


We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value is not calculated. Thus, the calculation of the Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


Additional Information About Distributions and Taxes

Distributions.

1.  Distributions of Net Investment Income.

The Funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

2.  Distributions of Capital Gains.

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% rate gains": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% rate gains" gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Funds will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook has been revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3.  Certain Distributions Paid in January.

Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4.  Effect of Foreign Investments on Distributions.

Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt instruments are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

5.  Information on the Tax Character of Distributions.

The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

Taxes.

1.  Election to be Taxed as a Regulated Investment Company.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a Fund must meet certain specific requirements, including:

o A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

2.  Excise Tax Distribution Requirements.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3.  Redemption of Fund Shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by such Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

4.  Deferral of Basis.

All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

5.  U.S. Government Obligations.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, each Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6.  Dividends-Received Deduction for Corporations.

As a corporate shareholder, you should note that a percentage of the dividends paid by a Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by such Fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by such Fund were debt-financed or held by such Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

7.  Investment in Complex Securities.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by a Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of such Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one
Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a Fund of ordinary income and short-term capital gains arising from a Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

8.  Investments in Foreign Currencies and Foreign Securities.

Each Fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by such Fund.

If a Fund's Section 988 losses exceed such Fund's other net investment company taxable income during a taxable year, such Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustment will be required.

Each Fund is also permitted to engage in certain interest rate and foreign currency swaps. The federal income tax treatment of these investments in unclear in certain respects. The interest income and foreign currency gains realized on such investments, may, in some circumstances, result in the realization of income not qualifying under the 90% income test. To the extent that a Fund invests in interest rate and currency swap transactions, it intends to limit its investments to the extent necessary to comply with the qualifying income requirement.

Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Funds at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by each Fund). If a Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in foreign corporations, it will not be entitled to pass-though to you your pro-rata share of the foreign taxes paid by such Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions.

9.    Investment in Passive Foreign Investment Company securities.

Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, such Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income is share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

10.  Conversion Transactions.

Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of a Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of
Section 263(g) of the Code dealing with capitalized carrying costs.

11.   Stripped Preferred Stock.

Occasionally, a Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

12.  Investments in Original Issue Discount (OID) and Market Discount (MD)
    Bonds.

Each Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause a Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a Fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a Fund may elect to accrue market discount on a current basis, in which case a Fund will be required to distribute any such accrued discount. If a Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

13.  Defaulted Obligations.

Each Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.


HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.


For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total returns for Advisor Class for the indicated periods ended October 31, 1997 were as follows:

                                                      From
                              One         Five        Inception
Fund Name                     Year        Year       (9/20/91)
Pacific Fund                  -24.38%      3.60%       4.62%
Smaller Companies Fund         14.55%     15.05%      12.53%

These figures were calculated according to the SEC formula:

                        n
                  P(1+T)  = ERV

where:

P    =      a hypothetical initial payment of $1,000
T    =      average annual total return
n    =      number of years
ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for Advisor Class for the indicated periods ended October 31, 1997 were as follows:

                                                      From
                              One         Five        Inception
Fund Name                     Year        Year        (9/20/91)
Pacific Fund                  -24.38%      19.36%      31.81%
Smaller Companies Fund         14.55%     101.56%     105.73%


Volatility

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. These comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.


i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.


k) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


l) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.


m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


n) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

o) Salomon Brothers World Government Bond Index - measures capitalization and performance return of foreign bond markets.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the U.S.

r) Financial Times Actuaries Indices, including the FTA - World Index (and components thereof), which is based on stocks in the major world equity markets.

s) Morgan Stanley Capital International Indices, including the EAFE Index (and components thereof), which are based on stocks in major equity markets in Europe, Australia and the Far East.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

As of December 24, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

Name and Address                       Share Amount      Percentage
Pacific Fund - ADVISOR CLASS
-------------------------------------
Franklin Templeton Trust
Company TTEE
for ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438           71,870.555         76.35%
-------------------------------------
Franklin Trust Company TTEE
For the SEP-IRA of
Charles R. Leffler FBO
Charles R. Leffler
1610 W. Ethans Glen Dr.
Palantine, IL 60067-09008                5,499.553          5.84%
-------------------------------------
Smaller Companies Fund - ADVISOR
CLASS
-------------------------------------
Franklin Templeton Trust
Company TTEE
for ValuSelect
P.O. Box 2438
Rancho Cordova, CA 95741-2438           48,736.076         15.21%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any other class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.


Useful Terms and Definitions

1933 Act - Securities Act of 1933, as amended

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit


Class I, Class II and Advisor Class - The Pacific Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class" and the Smaller Companies Fund offers two classes of shares designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator.


Investment Counsel - Templeton Investment Counsel, Inc., the Fund's sub-advisor


Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service


Managers - Advisers and Investment Counsel


Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


Prospectus - The prospectus for Advisor Class shares of the Fund dated March 1, 1998, as may be amended from time to time


Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

Description of Ratings

Corporate and Foreign Government
Bond Ratings

Moody's


Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact have speculative characteristics as well.


Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                                    File Nos.
                                    33-41340
                                    811-6336

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24           FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements

         Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1997 as filed with the SEC electronically on form type N-30D on December 18, 1997

         (i)  Report of Independent Accountants

        (ii)  Financial Highlights

        (iii) Statements of Investments, October 31. 1997

        (iv)  Statements of Assets and Liabilities - October 31, 1997.

         (v)  Statements of Operations - for the year ended October 31, 1997

        (vi) Statements of Changes in Net Assets for the years ended October 31, 1997 and 1996

       (vii)  Notes to Financial Statements

b)      Exhibits:

        The following exhibits are incorporated by reference, except exhibits 8(ii), 8(iii), 8(iv), 8(v), 8(vi), 11(i), 15(ii), 18(i), 18(ii), 27(i),
        27(ii), 27(iii), 27(iv) and 27(v) and which are attached.

   (1)  copies of the charter as now in effect;

         (i)      Certificate of Trust of Franklin International
                  Trust dated March 19, 1991
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date:  December 29, 1995

         (ii)     Agreement and Declaration of Trust of Franklin
                  International Trust dated March 19, 1991
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

         (iii) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated
                  August 20, 1991
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

         (iv) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated
                  May 14, 1992
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-4134
                  Filing Date: December 29, 1995

          (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin International Trust dated
                  December 14, 1995
                  Filing:  Post-Effective Amendment No. 7 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: July 23, 1996

      (2)   copies of the existing By-Laws or instruments corresponding thereto;

         (i)      By-Laws of Franklin International Trust
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

         (ii)     Amendment to By-Laws of Franklin International
                  Trust dated April 19, 1994
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

   (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

           Not Applicable

   (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

           Not Applicable

   (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

           (i)     Management Agreement between Registrant and
                  Franklin Advisers, Inc. dated September 20, 1991
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

          (ii) Franklin Pacific Growth Fund Sub-advisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

        (iii) Franklin International Equity Fund Sub-advisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

    (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

         (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton
                  Distributors, Inc. dated April 23, 1995
                  Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: July 23, 1996

        (ii)      Forms of Dealer Agreements between Franklin
                  Templeton Distributors, Inc. and Securities Dealers
                  Registrant:  Franklin Tax-Free Trust
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

         Not Applicable

(8)      copies of all  custodian  agreements  and  depository  contracts  under
         Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

        (i)       Custody Agreement between Franklin International
                  Trust and Chase Manhattan Bank, NT & SA dated July 28, 1995
                  Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

       (ii) Amendment to Custody Agreement between Franklin Templeton International Trust on behalf of Templeton Foreign Smaller Companies Fund and Chase Manhattan Bank, N.A. dated July 24, 1996

       (iii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1997

       (iv) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York

        (v) Amendment dated October 15, 1997 to Master Custody Agreement between Registrant and Bank of New York

       (vi) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

          Not Applicable

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

          (i)     Consent of Independent Accountants

(12)      all financial statements omitted from Item 23;

          Not applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

          (i)     Letter of Understanding dated September 10, 1991
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          (i)  Copy of Model Retirement Plan
               Registrant: Franklin High Income Trust
               Filing:  Post-Effective Amendment No. 26 to
               Registration Statement on Form N-1A
               File No. 2-30203
               Filing Date:  August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

          (i) Amended and Restated Distribution Plan pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. dated July 1, 1993
               Filing:  Post-Effective Amendment No. 6 to
               Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii)   Distribution   Plan   pursuant  to  Rule  12b-1   between  the
               Registrant on behalf of Templeton Pacific Growth Fund - Class II and Franklin/Templeton Distributors,
               Inc. dated January 1, 1997

(16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

          (i)     Schedule of Ccomputation of Performance Quotations
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

(17)       Power of Attorney

          (i)     Power of Attorney dated July 18, 1995
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

        (ii)      Certificate of Secretary dated July 18, 1995
                  Filing:  Post-Effective Amendment No. 6 to
                  Registration Statement on Form N-1A
                  File No. 33-41340
                  Filing Date: December 29, 1995

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

          (i) Multiple Class Plan for Templeton Pacific Growth Fund dated June 18, 1996

         (ii) Multiple Class Plan for Templeton Foreign Smaller Companies Fund dated October 18, 1996

(27)       Financial Data Schedule Computation

           (i)    Financial Data Schedule for Templeton Pacific Growth
                  Fund - Class I

          (ii) Financial Data Schedule for Templeton Pacific Growth Fund - Class II

       (iii) Financial Data Schedule for Templeton Pacific Growth Fund - Advisor Class

        (iv) Financial Data Schedule for Templeton Foreign Smaller Companies Fund - Class I

          (v) Financial Data Schedule for Templeton Foreign Smaller Companies Fund - Advisor Class

ITEM 25           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

               None

ITEM 26           NUMBER OF HOLDERS OF SECURITIES

As of November 30, 1997, the number of record holders of each series of the Registrant was as follows:

                                                NUMBER OF RECORD HOLDERS
                                       CLASS I     CLASS II     ADVISOR CLASS
Templeton Foreign Smaller
 Companies Fund                        11,813        N/A            78
Templeton Pacific Growth Fund           8,237        460            77

ITEM 27           INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please  see  the  Declaration  of  Trust,  By-Laws,   Management  Agreement  and
Distribution Agreements previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28           BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and trustees of the Registrant's manager also serve as officers and/or directors or trustees for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and trustees during the past two years.

a) Templeton Investment Counsel, Inc.

      Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as each Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts a principal underwriter of shares of:

Franklin Asset  Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal  Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404-1585.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of December 1997.

                                        FRANKLIN TEMPLETON INTERNATIONAL TRUST
                                        (Registrant)

                                        By:  RUPERT H. JOHNSON, JR.*
                                             Rupert H. Johnson, Jr.
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                        Principal Executive
Rupert H. Johnson, Jr.                         Officer and Trustee
                                               Dated: December 30, 1997

MARTIN L FLANAGAN*                             Principal Accounting Officer
Martin L. Flanagan                             Dated:  December 30, 1997

DIOMEDES LOO-TAM*                              Principal Accounting Officer
Diomedes Loo-Tam                               Dated: December 30, 1997

FRANK H. ABBOTT III*                           Trustee
Frank H. Abbott III                            Dated: December 30, 1997

HARRIS J. ASHTON*                              Trustee
Harris J. Ashton                               Dated: December 30, 1997

HARMON E. BURNS*                               Trustee
Harmon E. Burns                                Dated: December 301, 1997

S. JOSEPH FORTUNATO*                           Trustee
S. Joseph Fortunato                            Dated: December 30, 1997

CHARLES B. JOHNSON*                            Trustee
Charles B. Johnson                             Dated: December 30, 1997

FRANK W.T. LAHAYE*                             Trustee
Frank W.T. LaHaye                              Dated: December 30, 1997

GORDON S. MACKLIN*                             Trustee
Gordon S. Macklin                              Dated: December 30, 1997

*By /s/ Larry L. Greene
       Larry L. Greene, Attorney-in-Fact
       (Pursuant to Powers of Attorney previously filed)

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.                        DESCRIPTION                         LOCATION

EX-99.B1(i)                Certificate of Trust for Franklin                  *
                           International Trust dated March 19, 1991

EX-99.B1(ii)               Agreement and Declaration of Trust for Franklin
                           International Trust dated March 19, 1991           *

EX-99.B1(iii)              Certificate of Amendment to Certificate of Trust   *
                           for Franklin International Trust dated August 20,
                           1991

EX-99.B1(iv)               Certificate of Amendment to Certificate of Trust   *
                           for Franklin International Trust dated May 14, 1992

EX-99.B1(v)                Certificate of Amendment of Agreement and          *
                           Declaration of Trust of Franklin International
                           Trust dated December 14, 1995

EX-99.B2(i)                By-Laws                                            *

EX-99.B2(ii)               Amendment to By-Laws for Franklin International    *
                           Trust dated April 19, 1994

EX-99.B5(i)                Management Agreement between Registrant and        *
                           Franklin Advisers, Inc. dated September 20, 1991

EX-99.B5(ii)               Franklin Pacific Growth Fund Sub-advisory          *
                           Agreement between Franklin Advisers, Inc.
                           and Templeton Investment Counsel, Inc.
                           dated January 1, 1993

EX-99.B5(iii)              Franklin International Equity Fund Sub-advisory    *
                           Agreement between Franklin Advisers, Inc. and
                           Templeton Investment Counsel, Inc. dated January 1,
                           1993

EX-99.B6(i)                Amended and Restated Distribution Agreement
                           between Registrant and Franklin Templeton
                           Distributors, Inc. dated April 23, 1995            *

EX-99.B6(ii)               Forms of Dealer Agreements between                 *
                           Franklin Templeton Distributors, Inc.
                           and Securities Dealers

EX-99.B6(iii)              Amended and Restated Distribution Agreement        *
                           between Registrant and Franklin/Templeton
                           Distributors, Inc. dated April 23, 1995

EX-99.B8(i)                Custody Agreement Between Franklin International   *
                           Trust and Chase Manhattan Bank, NT & SA dated July
                           28, 1995

EX-99.B8(ii)               Amendment to Custody Agreement between      Attached
                           Franklin Templeton International Trust on behalf of Templeton Foreign Smaller Companies
                           Fund and Chase Manhattan Bank, N.A. dated
                           July 24, 1996

EX-99.B8(iii)              Master Custody Agreement between            Attached
                           Registrant and Bank of New York dated
                           February 16, 1997

EX-99.B8(iv)                Amendment dated May 7, 1997 to Master      Attached
                           Custody Agreement between Registrant
                           and Bank of New York

EX-99.B8(v)                Amendment dated october 15, 1997 to         Attached
                           Master Custody Agreement between
                           Registrant and Bank of New York

EX-99.B8(vi)               Terminal Link Agreement between             Attached
                           Registrant and Bank of New York dated
                           February 16, 1996

EX-99.B11(i)               Consent of Independent Accountants          Attached

EX-99.B13(i)               Letter of Understanding relating to Initial        *
                           Capital dated September 10, 1991

EX-99.B14(i)               Model Retirement Plan                              *

EX-99.B15(i)               Amended and Restated Distribution Plan Pursuant to *
                           Rule 12b-1 between the Registrant
                           and Franklin/Templeton Distributors,
                           Inc. dated July 1, 1993

EX-99.B15(ii)              Distribution Plan pursuant to Rule 12b-1    Attached
                           between the Registrant on behalf of
                           Templeton Pacific Growth Fund - Class II and Franklin/Templeton Distributors, Inc.
                           dated January 1, 1997

EX-99.B16(i)               Schedule for computation of performance            *
                           quotations

EX-99.17(i)                Power of Attorney dated July 18, 1995              *

EX-99.17(ii)               Certificate of Secretary dated July 18, 1995       *

EX-99.B18(i)               Multiple Class Plan for Templeton Pacific   Attached
                           Growth Fund dated June 18, 1996

EX-99.B18(ii)              Multiple Class Plan for Templeton Foreign   Attached
                           Smaller Companies Fund dated October 18, 1996

EX-27.B(i)                 Financial Data Schedule for Templeton       Attached
                           Pacific Growth Fund - Class I

EX-27.B(ii)                Financial Data Schedule for Templeton       Attached
                           Pacific Growth Fund - Class II

EX-27.B(iii)               Financial Data Schedule for Templeton       Attached
                           Pacific Growth Fund - Advisor Class

EX-27.B(iv)                Financial Data Schedule for Templeton       Attached
                           Foreign Smaller Companies Fund -
                           Class I

EX-27.B(v)                 Financial Data Schedule for Templeton       Attached
                           Foreign Smaller Companies Fund -
                           Advisor Class


*Incorporated by Reference